UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona		85004-4565
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Junior Participating Preferred Stock, par value $0.01 per share	--	--

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. ENTRY into a Material Definitive Agreement

On May 8, 2020, we entered into Amendment No. 2 (the “Amendment”) to that certain $450 million Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated October 24, 2018, with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders named therein (as previously amended by Amendment No. 1 to the Credit Agreement, dated July 23, 2019).

The Amendment, among other things, relieves our compliance with certain covenants under the Credit Agreement by (i) suspending the testing of the interest coverage ratio and the leverage ratio for the fiscal quarter ending June 30, 2020, (ii) adding a new minimum liquidity covenant applicable at all times during the period from the effective date of the Amendment until the first business day after we deliver quarterly financial statements and the related compliance certificate for the fiscal quarter ending September 30, 2020 (the “Covenant Waiver Period”), and (iii) extending the deadline for delivery of quarterly financial statements for the fiscal quarter ending March 31, 2020 to 75 days after the close of such fiscal quarter.  The Amendment also includes new biweekly reporting requirements for 13-week cash flow forecasts and reports regarding our major events, shows, attractions, and lodges. The Amendment further includes restrictions on certain restricted payments, investments, and acquisitions for the duration of the Covenant Waiver Period. In addition, the Amendment sets the applicable interest rate under the Credit Agreement during the Covenant Waiver Period to, at our option: (x) a customary base rate formula, plus a margin of 2.50% per annum (subject to a base rate floor of 2.00%) or (y) a customary eurocurrency rate formula, plus a margin of 3.50% per annum (subject to a eurocurrency rate floor of 1.00%). The Amendment also sets the letter of credit fees and commitment fees under the Credit Agreement during the Covenant Waiver Period to 3.50% and 0.50%, respectively.

The $450 million aggregate commitment amount under the Credit Agreement remains unchanged. As of May 8, 2020, $444.5 million of borrowings were outstanding under the Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached hereto as Exhibit 4.A3 and incorporated herein by reference. We have included the Amendment as an exhibit to this filing to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about Viad Corp or any of its subsidiaries. The representations and warranties in the Amendment were made only for the purposes of the Amendment, as of a specified date, and may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Amendment are not necessarily characterizations of the actual state of facts concerning Viad Corp or any of its subsidiaries at the time they were made or otherwise and should only be read in conjunction with the other information that we make publicly available in reports, statements, and other documents filed with the SEC.

ITEM 8.01. OTHER EVENTS

We are filing this Current Report on Form 8-K pursuant to the SEC’s Order issued on March 4, 2020, and as revised on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, (Release No. 34-88465) (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

We are relying on the SEC Order to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the coronavirus pandemic (“COVID-19” or the “Pandemic”). We expect to file our Quarterly Report no later than June 25, 2020, which is 45 days after the original due date of May 11, 2020.

We have experienced extreme disruption to our business and operations due to the unprecedented conditions surrounding the Pandemic. In March, we announced that we had borrowed the remaining capacity under our $450 million Second Amended and Restated Credit Agreement (the “Credit Facility”) and had taken proactive measures to mitigate the negative financial and operational impacts of COVID-19. Since then, we substantially reduced our payroll costs through furloughs and other salary reductions, curtailed non-essential capital expenditures, and eliminated discretionary spending. Management has focused its attention on implementing our cost reductions, complying with governmental orders relating to the closure of our operations and/or cancellation of our live events, and securing our liquidity position. As a result of the COVID-19 adverse effects, we are required to conduct additional impairment testing and other complex financial analysis in order to complete our financial statements and review for the quarter ended March 31, 2020. A significant portion of our finance and accounting personnel are either on furlough or working reduced hours, and we are requiring all of our personnel to work remotely, which has increased the difficulty of completing these required reviews. Consequently, our Quarterly Report will be delayed.

In light of COVID-19, we will be including the following Risk Factors in our Quarterly Report:

The recent COVID-19 pandemic and related responsive actions have, and may continue to, adversely affect our financial condition, liquidity, and cash flow.

The spread of COVID-19 and related government and private sector responsive actions, including social distancing, stay-at-home orders, and actions we have taken to help stem the spread of the virus, have forced the cancellation of many of our live events and required us to close substantially all of our attractions, hotels, and other operations, which has had an adverse effect on our financial condition, liquidity, and cash flow. While we are focused on mitigating the impact to our balance sheet through a wide range of cost reduction and cash preservation actions, a prolonged disruption by the Pandemic could have a longer-term material impact on our financial condition, liquidity, and cash flow. As a result of these adverse impacts on our business, we are preparing to raise additional capital to secure our liquidity position. This financing may not be available to us or may only be available on unattractive terms that significantly increase our interest costs, dilute our shareholders, and/or significantly limit how we conduct business, including our ability to complete capital projects that are currently in development. In addition, our Credit Facility includes financial covenants requiring us to comply with minimum liquidity requirements and maximum total leverage and minimum interest coverage ratios. We are working with our lenders to obtain relief beyond the second quarter of 2020 under these ratios and other covenants in our Credit Facility. Any relief that we obtain may increase our interest costs and limit how we conduct business, including prohibiting certain payments to our shareholders. If we breach the terms of our Credit Facility and do not receive relief, our lenders may exercise remedies against us, including the acceleration of our outstanding indebtedness, and we may be unable to continue as a going concern.

We cannot predict the extent to which the COVID-19 pandemic will affect our ongoing business, results of operations, and financial condition, or the duration of those effects.

The COVID-19 pandemic has forced the cancellation of many of our events and required us to close substantially all of our attractions, hotels, and other operations. The substantial reduction in our operations will result in near-term losses and lower than expected cash flow from operations. The full impact of the pandemic on our longer-term operational and financial performance is highly uncertain and will depend on future developments that we cannot predict, including the duration and spread of the pandemic, and related social-distancing orders, travel restrictions, and/or government limitations on group gatherings. Our GES business depends on exhibitions, conferences, and other live events and the size of marketing expenditures relating to those events. The continuation of government orders prohibiting large group gatherings will significantly and adversely affect our revenue and results of operations. Even if exhibitions or other live events do occur, we also could suffer from reduced spending for our services because many exhibitors’ marketing budgets are partly discretionary and are frequently among the first expenditures reduced when economic conditions deteriorate, and people may be unwilling to attend large group events. In addition, many of the attractions and hospitality operations within our Pursuit business are currently subject to government closure orders designed to limit the spread of COVID-19, which adversely affects our profitability and cash flow. Future revenue from our Pursuit operations will depend on our ability to reopen our operations, the willingness of people to travel to our locations, and the amount of disposable income that consumers have available for travel and vacations, which decreases during periods of weak general economic conditions. Both our GES and Pursuit businesses may also experience increased costs in order to supply our customers or guests with personal protection equipment, conduct comprehensive cleaning regiments, and other measures that we determine are in the best interests of our employees, customers, guests, and/or event participants. As a result, any continuation in the closure of our operations or further deterioration in general economic conditions could materially and adversely affect our business, financial condition, and results of operations.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.

Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:

•	the effects of the COVID-19 pandemic on our business;
•	the impact of the pandemic and actions taken in response to the pandemic on global and regional economies, travel and economic activity;
•	the pace of recovery when the COVID-19 pandemic subsides;
•	general economic uncertainty in key global markets and a worsening of global economic conditions;
•	our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;
•	our dependence on large exhibition event clients;

•	the importance of key members of our account teams to our business relationships;
•	the competitive nature of the industries in which we operate;
•	travel industry disruptions;
•	unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;
•	seasonality of our businesses;
•	transportation disruptions and increases in transportation costs;
•	natural disasters, weather conditions, and other catastrophic events;
•	our multi-employer pension plan funding obligations;
•	our exposure to labor cost increases and work stoppages related to unionized employees;
•	liabilities relating to prior and discontinued operations;
•	adverse effects of show rotation on our periodic results and operating margins;
•	our exposure to currency exchange rate fluctuations;
•	our exposure to cybersecurity attacks and threats;
•	compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data;
•	the effects of the United Kingdom’s exit from the European Union; and
•	changes affecting the London Inter-bank Offered Rate.

For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this current report on Form 8-K except as required by applicable law or regulation.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.A3	Amendment No. 2 to $450 million Second Amended and Restated Credit Agreement, dated May 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: May 11, 2020	By:	/s/ Leslie S. Striedel
	Name:	Leslie S. Striedel
	Title:	Chief Accounting Officer

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